Exhibit 10.1
                                                                    ------------

                             Phase III Medical, Inc.
                             -----------------------

                             SUBSCRIPTION AGREEMENT
                             ----------------------

     This SUBSCRIPTION AGREEMENT (this "Agreement"), dated as of September 13, 2004, is by and between Phase III Medical, Inc., a Delaware corporation (the "Company"), and Aholt Jr. Family Trust dated 2/17/97 (the "Investor").

     WHEREAS, the Company desires to issue and sell to the Investor, and the Investor desires to purchase from the Company, shares of common stock, $0.001 par value per share, of the Company (the "Common Stock"), upon and subject to the terms and conditions hereinafter set forth.

     NOW THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements of the parties set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

     1. Purchase and Sale of the Shares.

     1.1. Agreement to Sell and Purchase Shares. Subject to the terms and conditions hereof, the Company agrees to issue and sell to the Investor and the Investor agrees to purchase from the Company, at the Closing (as defined below), an aggregate of 7,282,9131 shares of Common Stock (the "Shares"), for an aggregate purchase price of $650,000 (the "Purchase Price"), payable in immediately available funds at the Closing.

     1.2. Delivery of Shares; Legend.

     (a) As soon as reasonably practicable after the Closing, the Company shall deliver to the Investor one or more certificates, registered in the name of the Investor, representing the Shares. Delivery of certificates representing the Shares shall be made against receipt by the Company of a check payable to the order of the Company or a wire transfer of U.S. funds to an account designated by the Company in the full amount of the Purchase Price.

     (b) The certificates representing the Shares delivered pursuant to Section 1.2(a), and any securities issued in exchange for or in respect thereof, shall bear a legend to the following effect.


--------

1 The aggregate number of shares shall be equal to the quotient of $650,000 divided by the Per Share Purchase Price. The Per Share Purchase Price shall be equal to 85% of the average of the closing price of one share of Common Stock on the NASD Over-The-Counter Bulletin Board for the five (5) days immediately preceding the date of this Agreement. Notwithstanding the foregoing, the Per Share Purchase Price shall not be more than $0.10 per share nor less than $0.085 per share.

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                    "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT
                     BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES
                     ACT AND SUCH STATE SECURITIES LAWS."

     1.3. Closing. The closing (the "Closing") of the transactions contemplated by this Agreement shall take place on the date hereof at the offices of the Company.

     1.4 Additional Purchase/Conversion of Note. The Investor has also loaned to the Company on or about August 30, 2004 the sum of $100,000 pursuant to a six month promissory note bearing interest at 20% per annum (the "Note"). The Investor and the Company hereby irrevocably agree that upon the Maturity of that Note, the Company shall repay the Note in shares of its Common Stock, at a conversion price equal to a per share purchase price equal to 85% of the average of the closing price of one share of Common Stock on the NASD Over-the-Counter Bulletin Board for the five (5) days immediately preceding the Maturity Date of the Note, or, if the Company's Common Stock is not then traded on the OTC Bulletin Board, at 85% of fair market value as determined by the Board of Directors of the Company.

     2. Representations, Warranties and Covenants of the Investor.


     2.1. Authorization; Enforceability. The Investor is (i) a bona fide resident of the state contained in the address set forth on the signature page as the Investor's home address, (ii) at least 21 years of age and (iii) legally competent to execute this Agreement. This Agreement has been duly executed and delivered by the Investor and, assuming the due authorization, execution and delivery of this Agreement by the other party hereto, constitutes the legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, subject to the effects of any applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or general laws of applicability affecting creditors' rights generally and to general equitable principles.

     2.2. No Conflict. The execution, delivery and performance by the Investor of this Agreement will not result in the violation by the Investor of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Investor is bound, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Investor is a party or by which he is bound or to which any of his properties or assets is subject.

     2.3. Governmental Consents. No consent, approval, authorization or other order of any governmental authority or other third party is required to be obtained by the Investor in connection with the authorization, execution, delivery and performance by the Investor of this Agreement.

     2.4. Investment Representations.

     (a) The Investor hereby represents and warrants to the Company that the Investor is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Specifically, the Investor certifies that (initial all appropriate spaces on the following pages):


                           /s/ RA         (1)   The Investor is an accredited  investor  because he has an individual
                           -------------        net worth,  or with his  spouse  has a joint net worth,  in excess of
                           (Initial)            $1,000,000.  For  purposes of this  Agreement,  "net worth" means the excess of total assets at fair market  value,  including  home,  home furnishings and automobiles, over total liabilities.



                           /s/ RA         (2)   The  Investor is an  accredited  investor  because he has  individual
                          --------------        income  (exclusive of any income  attributable to his spouse) of more
                           (Initial)            than  $200,000  in each of the past two years,  or joint  income with his spouse in excess of  $300,000  in each of those  years,  and such investor  reasonably  expects to reach the same  income  level in the current year.


                           /s/ RA         (3)   The  Investor  is an  accredited  investor  because he is a director,
                            -------------       executive officer or managing member of the Company.
                            (Initial)

     (b) The Investor hereby certifies that he is not a non-resident alien for purposes of income taxation (as such term is defined in the Internal Revenue Code of 1986, as amended, and Income Tax Regulations). The Investor hereby agrees that if any of the information in this Section 2.4(b) changes, the Investor will notify the Company within 60 days thereof. The Investor understands that the information contained in this Section 2.4(b) may be disclosed to the Internal Revenue Service by the Company and that any false statement contained in this Section 2.4(b) could be punished by fine, imprisonment or both.

     (c) The Investor will not sell or otherwise transfer the Shares without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that he must bear the economic risk of his investment for an indefinite period of time because, among other reasons, the Shares have not been registered under the Securities Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of such states or an exemption from such registration is available. The Investor understands that the Company is under no obligation to register the Shares on his behalf or to assist him in complying with any exemption from such registration under the Securities Act, except that if any sale proposed by the Investor is exempt from registration, the Company will cause its counsel, at the Company's expense, to provide an appropriate opinion to that effect to the Company's transfer agent. It also understands that sales or transfers of the Shares are further restricted by state securities laws. The Investor further understands that the Company is not registered as an investment company under the Investment Company Act of 1940, as amended.

     (d) The Investor acknowledges that in making a decision to subscribe for the Shares, the Investor has relied solely upon independent investigations made by the Investor. The Investor understands the business objectives and policies of, and the strategies which may be pursued by, the Company. The Investor's investment in the Shares is consistent with the investment purposes and objectives and cash flow requirements of the Investor and will not adversely affect the Investor's overall need for diversification and liquidity. The Investor acknowledges that he is not subscribing pursuant hereto for any Shares as a result of or subsequent to (a) any advertisement, article, notice or other communications published on-line, in any newspaper, magazine or similar media or broadcast over television or radio, or (b) any seminar or meeting whose attendees, including the Investor, had been invited as a result of, subsequent to or pursuant to any of the foregoing.


     (e) The Investor has not reproduced, duplicated or delivered this Agreement to any other person, except professional advisors to the Investor or as instructed by the Company.

     (f) The Investor has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of the Investor's investment in the Shares and is able to bear such risks, and has obtained, in the Investor's judgment, sufficient information from the Company or its authorized representatives to evaluate the merits and risks of such investment. The Investor has evaluated the risks of investing in the Shares and has determined that the Shares is a suitable investment for the Investor.


     (g) The Investor can afford a complete loss of the investment in the Shares, can afford to hold the investment in the Shares for an indefinite period of time, and acknowledges that distributions may be paid in cash or in kind.


     (h) The Investor's overall commitment to investments that are not readily marketable is not disproportionate to his net worth, and his investment in the Shares will not cause such overall commitment to become excessive.


     (i) The Investor has adequate means of providing for his current needs and contingencies and has no need for liquidity in its investment in the Shares.


     (j) The Investor is acquiring the Shares subscribed for herein for his own account, for investment purposes only and not with a view to distribute or resell such Shares in whole or in part.


     (k) The Investor agrees and is aware that:


                    (1) the Company has a limited operating history under its current business plan;

                    (2) no federal or state agency has passed upon the Shares or made any findings or determination as to the fairness of this investment;

                    (3) there are substantial risks of loss of investment incidental to the purchase of the Shares; and

                    (4) the Shares cannot be resold readily because the Shares have not been registered by the Securities and Exchange Commission and the Shares cannot be resold without (A) the Company's consent, which may require an effective registration statement, or (B) an opinion of counsel that an exemption of registration is available, and the Investor may have to bear the risk of this investment for an indefinite period of time.

     (l) The Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares, which have been requested by the Investor. The Investor and his advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. The Investor has had access to all additional information necessary to verify the accuracy of the information set forth in this Agreement and any other materials furnished herewith, and has taken all the steps necessary to evaluate the merits and risks of an investment as proposed hereunder. Except as set forth in this Agreement, the Company has made no representation or warranty on which the Investor has relied to enter into this Agreement and acquire the Shares.

     (m) The Investor does not have a present intention to sell the Shares nor a present arrangement or intention to effect any distribution of any of the Shares to or through any person or entity for purposes of selling, offering, distributing or otherwise disposing of any of the Shares.

     (n) The Investor understands that the legend set forth in Section 1.2(b), to the effect that the Shares have not been registered under the Securities Act or applicable state securities laws, shall be placed on the certificate evidencing the Shares and appropriate notations to such effect will be made in the Company's stock books.

     (o) The Investor understands that the net proceeds to the Company from this subscription will be used by the Company for general operating expenses.

     2.5. Brokers. There is no broker, investment banker, financial advisor, finder or other person which has been retained by or is authorized to act on behalf of the Investor who is entitled to any fee or commission in connection with the execution of this Agreement.

     3. Indemnification. The Investor agrees to indemnify and hold harmless the Company, and its managers, officers, directors, employees, agents and shareholders, and each other person, if any, who controls or is controlled by, within the meaning of Section 15 of the Securities Act, any thereof, against any and all loss, liability, claim, damage, cost and expense whatsoever (including, but not limited to, legal fees and disbursements and any and all other expenses whatsoever incurred in investigating, preparing for or defending against any litigation, arbitration proceeding, or other action or proceeding, commenced or threatened, or any claim whatsoever) arising out of or in connection with, or based upon or resulting from, (a) any false representation or warranty or breach or failure by the Investor to comply with any covenant or agreement made by the Investor in this Agreement or in any other document furnished by the Investor to any of the foregoing in connection with this transaction or (b) any action for securities law violations instituted by the Investor which is finally resolved by judgment against the Investor.

     4. Power of Attorney. The Investor, as a shareholder of the Company, hereby appoints the Company as its true and lawful representative and attorney-in-fact, in its name, place and stead to make, execute, sign, acknowledge, swear to and file:


                    (a) any Company certificate, business certificate, fictitious name certificate, amendment thereto, or other instrument or document of any kind necessary or desirable to accomplish the business, purpose and objectives of the Company, or required by any applicable federal, state, or local or foreign law; and

                    (b) any and all instruments, certificates and other documents which may be deemed necessary or desirable to effect the winding-up and termination of the Company (including, but not limited to, a notice of dissolution of the Shareholder).

This power of attorney is coupled with an interest, is irrevocable, and shall survive and shall not be affected by the subsequent death, disability, incompetency, termination, bankruptcy, insolvency or dissolution of the Investor; provided, however, that this power of attorney will terminate upon the substitution of another shareholder of the Company for the Investor, upon the withdrawal of the Investor from the Company or upon the redemption of all of the Shares owned by the Investor.

     5. Miscellaneous.

     5.1. Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally or when mailed by certified or registered mail, return receipt requested and postage prepaid, and addressed to the address of such party set forth below or to such changed address as such party may have fixed by written notice to the other given in accordance with this Section 5.1; provided, however, that any notice of change of address shall be effective only upon receipt:


                           If to the Company:

                           Phase III Medical, Inc.
                           330 South Service Road, Suite 120
                           Melville, NY 11747
                           Attn: Mark Weinreb, President and CEO

                           If to the Investor:

                           the same address as indicated on the signature page hereto.

     5.2. Entire Agreement; Amendment. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them. This Agreement may be amended only by mutual written agreement of the Company and the Investor. No course of dealing between or among any persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

     5.3. Successors and Assigns. This Agreement shall be binding upon the Investor and his heirs, legal representatives, successors, and permitted assigns and shall inure to the benefit of the Company and its successors and assigns. The Investor shall not assign any of its obligations hereunder without the prior written consent of the Company.

     5.4. Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York without regard to its choice of law provisions.

     5.5. Jurisdiction. The Investor hereby irrevocably agrees that any suit, action or proceeding with respect to this Agreement and any or all transactions relating hereto and thereto may be brought in U.S. federal and state courts in the State of New York. The Investor hereby irrevocably submits to the jurisdiction of such courts with respect to any such suit, action or proceeding and agrees and consents that service of process as provided by U.S. federal and New York law may be made upon the Investor in any such suit, action or proceeding brought in any of said courts, and may not claim that any such suit, action or proceeding has been brought in an inconvenient forum. The Investor hereby further irrevocably consents to the service of process out of any of the aforesaid courts, in any such suit, action or proceeding, by the mailing of copies thereof, by certified or registered mail, return receipt requested, addressed to the Investor at the address of the Investor then appearing on the records of the Company. Nothing contained herein shall affect the right of the Company to commence any action, suit or proceeding or otherwise to proceed against the Investor in any other jurisdiction or to serve process upon the Investor in any manner permitted by any applicable law in any relevant jurisdiction.

     5.6. Additional Information and Subsequent Changes to Representations.

     (a) The Company may request from time to time such information as it may deem necessary to determine the eligibility of the Investor to hold Stock or to enable the Company's compliance with applicable regulatory requirements or tax status, and the Investor shall provide such information as may reasonably be requested.

     (b) The Investor agrees to notify the Company promptly if there is any change with respect to any of the information or representations given or made by the Company pursuant to this Agreement and to provide the Company with such further information as the Company may reasonably require. In addition, the Investor agrees that at any time in the future at which the Investor may acquire additional shares of Common Stock, the Investor shall be deemed to have reaffirmed, as of the date of such acquisition of additional shares of Common Stock, each and every representation made by the Investor in this Agreement, except to the extent modified in writing by the Investor and consented to by the Company.

     5.7. Severability. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless the provision held invalid shall substantially impair the benefit of the remaining portion of this Agreement.


     5.8. Headings. The headings of the sections hereof are inserted as a matter of convenience and for reference only and in no way define, limit or describe the scope of this Agreement or the meaning of any provision hereof.

     5.9. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto to the same extent as if delivered personally.


                            [Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above under penalties of perjury.


                                COMPANY:

                                PHASE III MEDICAL, INC.



                                By: /s/ Mark Weinreb
                                --------------------
                                Name:  Mark Weinreb
                                Title:  President

                                INVESTOR:


                                /s/ Rober Aholt, Jr.
                                --------------------
                                Robert Aholt, Jr. Trustee
                                Aholt Jr. Family Trust dated 2/17/97


                                Address:  20128 Cavern Court
                                          Saugus, California 91390
                                          Tax I.D. Number: